UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 24, 2015

Commission file number 1-10948

OFFICE DEPOT, INC.

(Exact name of registrant as specified in its charter)

Delaware	59-2663954
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

6600 North Military Trail, Boca Raton, Florida	33496
(Address of principal executive offices)	(Zip Code)

(561) 438-4800

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This amended Form 8-K supersedes the prior Form 8-K filed today. In the earnings release attached to the prior Form 8-K, the December 27, 2014 Income Taxes Payable balance of $4 million on the Consolidated Balance Sheet (within Current Liabilities) was modified inadvertently during the file conversion process for the filing of the release with the Securities and Exchange Commission. The correct version of the earnings release is filed as Exhibit 99.1 to this report.

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Office Depot, Inc. (the “Company”) issued an earnings release on February 24, 2015, announcing its financial results for the fourth quarter and twelve months ended December 27, 2014. The earnings release also contains forward-looking statements relating to the Company’s fiscal years 2015 and 2016. A copy of the earnings release is furnished as Exhibit 99.1 to this Current Report.

The information furnished in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 8.01	OTHER EVENTS

The information set forth under Item 2.02 of this Current Report on Form 8-K is incorporated by reference in this Item 8.01.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1	Press release of Office Depot, Inc., dated February 24, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OFFICE DEPOT, INC.

Date: February 24, 2015	/s/ ELISA D. GARCIA C.
Elisa D. Garcia C.
Executive Vice President,
Chief Legal Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit 99.1	Earnings release of Office Depot, Inc. dated February 24, 2015.